SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  June 20, 1997
                Date of Report (Date of Earliest Event Reported)



                       HEADLANDS MORTGAGE SECURITIES INC.
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                        333-16679-1               68-0397342
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
  of Incorporation)                                          Identification No.)

           700 Larkspur Landing Circle, Suite 250, Larkspur, CA 94939
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

          Filing of Certain Materials

          Pursuant to Rule 411(c) of Regulation C under the Securities Act of 1933, Headlands Mortgage Securities Inc. (the "Company") is filing an Opinion re Due Authorization (the "Opinion") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1997-1 for incorporation by reference into the Registration Statement on Form S-3 (file no. 333-16679).

          The Opinion is filed as Exhibit 5.1.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               5.1.1 Opinion of Tobin & Tobin re Due Authorization of Series 1997-1 Certificates.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 1997



                                   HEADLANDS MORTGAGE
                                   SECURITIES INC.



                                   By:  /s/ Gilbert J. MacQuarrie
                                       ----------------------------------------
                                        Gilbert J. MacQuarrie
                                        Vice President, Treasurer and Secretary
                                        (Principal Financial Officer and
                                        and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                   Page Number
--------------                                                   -----------

5.1.1 Opinion of Tobin & Tobin re Due Authorization of
Series 1997-1 Certificates...........................................5